Dividends on ordinary shares	6 Months Ended
Jun. 30, 2025
Dividends [Abstract]
Dividends on ordinary shares	Dividends on ordinary shares

	Half year ended 30.06.25		Half year ended 30.06.24
	Per share	Total	Per share	Total
Dividends paid during the period	p	£m	p	£m
Full year dividend paid during period	5.50	791	5.30	796
It is Barclays' policy to declare and pay dividends on a semi-annual basis. The 2024 full year dividend of 5.5p per ordinary share was paid on 4 April 2025 to the shareholders on the Share Register on 28 February 2025. A half year dividend for 2025 of 3.0p (H124: 2.9p) per ordinary share will be paid on 16 September 2025.
For qualifying American Depositary Receipt (ADR) holders, the half year dividend of 3.0p per ordinary share becomes 12.0p per American Depositary Share (ADS) (representing four shares). The depositary bank will post the half year dividend on 16 September 2025 to ADR holders on the record at close of business on 8 August 2025.
The Directors have confirmed their intention to initiate a share buyback of up to £1bn after the balance sheet date. The share buyback is expected to commence in the third quarter of 2025. The financial statements for the six months ended 30 June 2025 do not reflect the impact of the proposed share buyback, which will be accounted for as and when shares are repurchased by the Company. Dividends and share buybacks are funded out of distributable reserves.